Exhibit 24

POWER OF ATTORNEY
(Form S-8 for the ShopKo Stores, Inc. 2001 Stock Incentive Plan)

      The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Store's, Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

      Dated this 5th day of June, 2001.

/s/ Jack W. Eugster Jack W. Eugster

POWER OF ATTORNEY
(Form S-8 for the ShopKo Stores, Inc. 2001 Stock Incentive Plan)

      The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Store's, Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

      Dated this 5th day of June, 2001.

/s/ Jeffrey C. Girard Jeffrey C. Girard

POWER OF ATTORNEY
(Form S-8 for the ShopKo Stores, Inc. 2001 Stock Incentive Plan)

      The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Store's, Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

      Dated this 5th day of June, 2001.

/s/ Dale P. Kramer Dale P. Kramer

POWER OF ATTORNEY
(Form S-8 for the ShopKo Stores, Inc. 2001 Stock Incentive Plan)

      The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Store's, Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

      Dated this 5th day of June, 2001.

/s/ John G. Turner
John G. Turner

POWER OF ATTORNEY
(Form S-8 for the ShopKo Stores, Inc. 2001 Stock Incentive Plan)

      The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Store's, Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

      Dated this 10th day of June, 2001.

/s/ Stephen E. Watson
Stephen E. Watson

POWER OF ATTORNEY
(Form S-8 for the ShopKo Stores, Inc. 2001 Stock Incentive Plan)

      The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Store's, Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

      Dated this 4th day of June, 2001.

/s/ Gregory H. Wolf
Gregory H. Wolf

POWER OF ATTORNEY
(Form S-8 for the ShopKo Stores, Inc. 2001 Stock Incentive Plan)

      The undersigned director of ShopKo Stores, Inc. designates each of William J. Podany, Brian W. Bender and Peter G. Vandenhouten, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Store's, Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

      Dated this 5th day of June, 2001.

/s/ William J. Podany
William J. Podany